United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 11, 2026
Date of Report (Date of earliest event reported)

Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway
Suite 155
Alpharetta,	Georgia	30004
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On March 11, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors of Priority Technology Holdings, Inc. (the “Company”) approved the dismissal of Ernst & Young LLP (“EY”) as Company’s independent registered public accounting firm, effective immediately.

Other than as described below, the reports of EY on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 31, 2025, and 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through March 11, 2026, there were no: (1) disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, any of which, if not resolved to EY’s satisfaction, would have caused EY to make reference thereto in their reports, or (2) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses in the Company’s internal control over financial reporting related to the design and operation of certain automated controls (including related information technology general controls) for certain tools or applications involved in the transformation and ingestion of third-party processors’ data in the Company’s control environment, as reported in Part II, Item 9A, “Controls and Procedures,” in the Company’s annual reports on Form 10‑K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2025, and in Part I, Item 4, “Controls and Procedures,” in the Company’s quarterly reports on Form 10‑Q for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025, filed with the SEC on May 6, 2025, August 7, 2025, and November 6, 2025, respectively. The material weakness was subsequently remediated as reported in the Company’s Annual Report on Form 10-K for the fiscal year ended on December 31, 2025, filed with SEC on March 10, 2026. This reportable event was discussed among the Audit Committee and EY. EY has been authorized by the Company to respond fully to the inquiries of KPMG, the successor independent registered public accounting firm, concerning this reportable event.

The Company has provided EY with a copy of the disclosure contained in this Current Report on Form 8-K and requested that EY furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of such letter from EY is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On March 11, 2026, KPMG LLP (“KPMG”) was engaged by the Audit Committee as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through March 11, 2026, neither the Company nor anyone on its behalf consulted with KPMG regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01        Financial Statements and Exhibits
(d) Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated March 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 11, 2026

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Timothy O'Leary
Name: Timothy O'Leary
Title: Chief Financial Officer